SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 27, 2000
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                     NATIONAL PENN BANCSHARES, INC.
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           (Exact name of registrant as specified in its charter)


       Pennsylvania                0-10957           23-2215075
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(State or other jurisdiction    (Commission     (I.R.S. Employer
     of incorporation)          File Number)       Ident. No.)


Philadelphia and Reading Avenues, Boyertown, PA        19512
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  (Address of principal executive office)         (Zip Code)


Registrant's telephone number, including area code (215) 367-6001
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                               N/A
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  (Former name or former address, if changed since last report)











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Item 5.  Other Events.
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         On  September  27,  2000,  the  board of  directors  of  National  Penn
Bancshares,   Inc.   approved  certain  changes  in  National  Penn's  executive management to take effect on January 1, 2001. A copy of National Penn's press release dated September 27, 2000 is filed herein as Exhibit 99.1.

         Statements made herein concerning National Penn's planned changes in executive management and future prospects are forward-looking statements. Actual results could differ materially due to, among other things, the risks and uncertainties discussed in Exhibit 99 to National Penn's Report on Form 10-K for 1999, which is incorporated herein by reference. Readers are cautioned not to place undue reliance on these statements. National Penn undertakes no obligation to publicly revise or update any of these statements.

Item 7.  Financial Statements and Exhibits.
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(c)  Exhibits.
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         99.1 -            Press Release dated September 27, 2000, of National
                           Penn Bancshares, Inc.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          NATIONAL PENN BANCSHARES, INC.


                                          By   /s/Lawrence T. Jilk, Jr.
                                            -------------------------------
                                                   Name:  Lawrence T. Jilk, Jr.
                                                   Title:  Chairman and CEO


Dated:  September 27, 2000

                                  EXHIBIT INDEX


Exhibit Number                              Description

         99.1 Press Release dated September 27, 2000, of National Penn Bancshares, Inc.